                                                                                          UNITED STATES
                                                                               SECURITIES AND EXCHANGE COMMISSION
                                                                                       Washington, DC 2054

                                                                                            FORM 8-K

                                                                                          CURRENT REPORT
                                                               Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                                Date of Report (Date of earliest event reported) February 1, 2024

                                                                               Yong Bai Chao New Retail Corporation
                                                                     .(Exact name of registrant as specified in its charter)

                                 Nevada                                                   000-56129                                                   20-3626387
                      (State or other jurisdiction                                        (Commission                                                (IRS Employer
                           of incorporation)                                              File Number)                                             Identification No.)

                             No. 3205-3209, South Building, No.3, Intelligence Industrial Park, No.39 Hulan West Road, Baoshan District, Shanghai, China
                                                                             (Address of principal executive offices)

                                                             Registrant's telephone number, including area code +86-135-8568-1065

                                                                                        Not Applicable
                                                                     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item - 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

       On September 25, 2024, Daohong Yuan has consented to act as the new Chairman of the Board of Directors of the Company, effective on September 25, 2024.
On September 25, 2024, Ye Yuan has complied with the post of the Director of the Board of the Company, effective on September 25, 2024.
On September 25, 2024, the main business of the company was changed to digital new retail industry, and the company name was changed to Nongfu Shop Digital New Retail Co., LTD, effective on September 25, 2024.

                                                                                           SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                                    YONG BAI CHAO NEW RETAIL CORPORATION
Date: September 25, 2024                                                                                                              By:/s/ Baobin He
                                                                                                                                        Baobin He
                                                                                                                                        Chief Executive Officer